FORM 8-K/A



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

                                 AMENDMENT NO. 1
                       TO FORM 8-K FILED December 23, 1996


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 19, 1996
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




                   0-18294          94-3087630      California
                   -------          ----------      ----------
                (Registration     (IRS Employer   (State or Other
                    File          Identification  Jurisdiction of
                   Number)            Number)      Incorporation)






           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                                     AND EXHIBITS

(a)      Exhibit

         Earnest Money Contract for Stop N Go store located in Harris County (Houston), Texas dated December 3, 1996.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        METRIC INCOME TRUST SERIES, INC.,

                            a California Corporation



                                        By:        /s/ Margot M. Giusti
                                                   ----------------------------
                                                       Margot M. Giusti

                                                   Chief Financial Officer


                                        Date:      January 29, 1997
                                                   ----------------